Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Income Tax Status	Income Tax Status
The Plan has received a determination letter from the Commonwealth of Puerto Rico’s Department of Treasury dated January 27, 2023, stating that the Plan is qualified under Section 1081.01 of the PR Code, and, therefore, the related trust is exempt from taxation. Subsequent to receiving the determination letter, the Plan was amended. Once qualified, the Plan is required to operate in conformity with the PR Code to maintain its qualification. The Plan administrator has indicated that to the extent the plan is not operated in accordance with the PR Code, it will take the necessary steps, if any, to bring the Plan's operations into compliance with the PR Code.
U.S. generally accepted accounting principles require plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS or the Puerto Rico Department of Treasury. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.